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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   January 26, 2007

                         Revolutions Medical Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        000-28629                73-1526138
----------------------------          -----------            -------------------
(State or other jurisdiction           Commission               IRS Employer
     of incorporation)                File Number)           Identification No.)

           2073 Shell Ring Circle, Mt. Pleasant, South Carolina 29466
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code (843) 971-4848
                                 --------------


                                  Maxxon, Inc.
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 26, 2007 the Company entered into a Plan and Agreement of Reorganization with Clear Image Acquisition Corporation ("Acquisition Corp") for the acquisition by the Company of all of the assets of Acquisition Corp in exchange for the issuance by the Company for the benefit of the holders of the Common Stock of Acquisition Corp. of 8,260,139 shares of the Company's Common Stock. The Company will assume the minimal liabilities of Acquisition Corp which are only the costs of Acquisition Corp's liquidation and dissolution. The shares to be issued are not being registered, but are being issued in a private offering under Section 4(2) of the Securities Act.

Acquisition Corp is a company which was formed by certain shareholders of Clear Image, Inc. ("Clear Image"), an Oklahoma corporation, all of whom are accredited investors, in order to assemble a control block of the shares of Clear Image for the purposes of such a transaction. Accordingly, the sole asset of Acquisition Corp is a block of 9,824,139 shares of the Common Stock of Clear Image. Clear Image is a development stage company which has developed certain proprietary technology and patent pending for (i) differential coloring, by series, of MRI scans and (ii) auto-registration of the scan images. As a private company, however, faced with the substantial competition of the leaders in the field of MRI technology, Clear Image has had difficulty obtaining the necessary working capital to complete the development of commercial components of its technology. The Company, in acquiring control of Clear Image, believes that it can provide sufficient working capital to complete commercialization of certain aspects of Clear Image's technology to the point of supporting some licensing or joint venture relationship financially adequate to permit Clear Image to complete the development of the remaining aspects of its technology.

The transaction is intended to qualify as a so-called "C" Reorganization under Section C368(a)(1)(C) of the Internal Revenue Code. Accordingly, following the transaction Acquisition Corp will be dissolved and the shares of the Company will be distributed to Acquisition Corp's shareholders. Closing is scheduled for January 31, 2007.


ITEM 9.01 Financial Statements and Exhibits

Exhibit 10.6        Plan and Agreement of Reorganization


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REVOLUTIONS MEDICAL CORPORATION


                                           By: /s/ Rondald Wheet, Pres/CEO

Dated: January 29, 2007